Exhibit 99.1

Chambers Named Saia's Chief Financial Officer

JOHNS CREEK, GA. – May 6, 2019 – Saia, Inc. (Nasdaq: SAIA), a leading transportation provider offering multi-regional less-than-truckload (LTL), non-asset truckload, expedited and logistics services, announced today that Rob Chambers has been named the company's new Vice President and Chief Financial Officer (CFO). In this position, he will provide oversight of Saia's finance, accounting and treasury functions while partnering with Saia’s leadership team to provide strategic leadership and risk management.

"Rob brings a wealth of knowledge to his new position." said CEO Rick O'Dell. "With his extensive experience in supply chain and logistics finance positions throughout his career, Rob possesses the knowledge and experience to provide broad-based business acumen, financial leadership and risk management to impact the business beyond the finance function."

Chambers most recently served as the Vice President of Commercial Finance for Americold Logistics LLC. Prior to that, he served in financial leadership roles with CEVA Logistics following a tenure at KPMG. He holds a bachelor's degree in business administration and masters of accountancy from Stetson University.

Fritz Holzgrefe, Saia's CFO since 2014, will continue in his role as Saia’s President and COO.

Chambers will be based at Saia’s headquarters in Johns Creek, Ga.

Saia, Inc. (Nasdaq: SAIA) offers customers a wide range of less-than-truckload, non-asset truckload, expedited and logistics services.  With headquarters in Georgia, Saia LTL Freight operates 163 terminals across 42 states.  For more information on Saia, Inc. visit the Investor Relations section at www.saia.com.

Cautionary Note Regarding Forward-Looking Statements

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This news release may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Chambers Named Saia's Chief Financial Officer

Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “may,” “plan,” “predict,” “believe,” “should” and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management as of the date of this news release and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors, risks, uncertainties and assumptions include, but are not limited to, (1) general economic conditions including downturns in the business cycle; (2) effectiveness of Company-specific performance improvement initiatives, including management of the cost structure to match shifts in customer volume levels; (3) the creditworthiness of our customers and their ability to pay for services; (4) failure to achieve acquisition synergies; (5) failure to operate and grow acquired businesses in a manner that supports the value allocated to these acquired businesses;

(6) economic declines in the geographic regions or industries in which our customers operate; (7) competitive initiatives and pricing pressures, including in connection with fuel surcharge; (8) loss of significant customers; (9) the Company’s need for capital and uncertainty of the credit markets; (10) the possibility of defaults under the Company’s debt agreements (including violation of financial covenants); (11) possible issuance of equity which would dilute stock ownership; (12) integration risks; (13) the effect of litigation including class action lawsuits; (14) cost and availability of qualified drivers, fuel, purchased transportation, real property, revenue equipment, technology and other assets; (15) the effect of governmental regulations, including but not limited to Hours of Service, engine emissions, the Compliance, Safety, Accountability (CSA) initiative, the Food and Drug Administration, compliance with legislation requiring companies to evaluate their internal control over financial reporting, Homeland Security, environmental regulations, tax law changes and potential changes to the North American Free Trade Agreement and to certain international tariffs; (16) changes in interpretation of accounting principles; (17) dependence on key employees; (18) inclement weather; (19) labor relations, including the adverse impact should a portion of the Company’s workforce become unionized; (20) terrorism risks; (21) self-insurance claims and other expense volatility; (22) risks arising from international business operations and relationships; (23) cost and availability of insurance coverage, including the possibility the Company may be required to pay additional premiums under its auto liability policy; (24) increased costs of healthcare and prescription drugs, including as a result of healthcare reform legislation; (25) social media risks; (26) disruption in or failure of the Company’s technology or equipment, including services essential to operations of the Company and/or cyber security risk; (27) failure to successfully execute the strategy to expand the Company’s service geography into the Northeastern United States; and (28) other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s SEC filings.

As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this press release. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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Chambers Named Saia's Chief Financial Officer

CONTACT:Saia, Inc.

Doug Col

dcol@saia.com

678.542.3910